UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 1997

                             KARRINGTON HEALTH, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                        0-28656                     31-1461482
---------------               ----------------            ------------------
(State or other               (Commission File              (IRS Employer
jurisdiction of                    Number)                Identification No.)
incorporation)



                  919 Old Henderson Road, Columbus, Ohio 43220
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (614) 451-5151



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                KARRINGTON HEALTH, INC.




Date: May 21, 1997                         By: /s/Mark N. Mace
                                               -----------------------------
                                                  Mark N. Mace
                                                  Senior Vice President, Finance
                                                  and Treasurer

                                INDEX TO EXHIBITS


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  Exhibit Number  Description
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  2.1             Stock  Purchase  Agreement  dated  April 24, 1997 by and among
                  Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of Minnesota and the individual shareholders of Kensington Cottages Corporation of Minnesota.
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  2.2             Agreement and Plan of Merger dated April 24, 1997 by and
                  among Karrington Health, Inc., Kensington Mergeco, Inc., Kensington Management Group, Inc. and Jon D. Rappaport.
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  2.3             Asset Purchase Agreement dated April 24, 1997 by and among
                  Kensington Cottages Corporation of America, Karrington
                  Health, Inc., Buffalo Hills Residence and Jon D. Rappaport.
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  2.4             Asset  Purchase  Agreement  dated  April 24, 1997 by and among
                  Kensington Cottages Corporation of America, Karrington Health, Inc., Centex-Kensington (Mankato I) Partnership, Centex Senior Services Corporation, Centex Life Solutions, Inc., Kensington Cottages Corporation of Mankato and Jon D. Rappaport.
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  2.5             Asset  Purchase  Agreement  dated  April 24, 1997 by and among
                  Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of North Dakota and the individual shareholders of Kensington Cottages Corporation of North Dakota.
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  2.6             Asset Purchase Agreement dated April 24, 1997 by and among
                  Kensington Cottages Corporation of America, Karrington
                  Health, Inc., Kensington Cottages Corporation of Rochester
                  and Jon D. Rappaport.
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  2.7             Asset  Purchase  Agreement  dated  April 24, 1997 by and among
                  Kensington Cottages Corporation of America, Karrington Health,
                  Inc.,   Kensington  Cottages   Corporation  of  Iowa  and  the
                  individual shareholders of Kensington Cottages Corporation of Iowa.
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  2.8             Asset Purchase Agreement dated April 24, 1997 by and among
                  Kensington Cottages Corporation of America, Karrington
                  Health, Inc., Bismarck Investors, Kensington Living Centers, Inc. and Jon D. Rappaport.
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